EXHIBIT 32.2

                  CERTIFICATION OF CHIEF FINANCIAL OFFICER
                   OF AMBER RESOURCES COMPANY OF COLORADO
                     PURSUANT TO 18 U.S.C. SECTION 1350

I certify that, to the best of my knowledge, the Annual Report on Form 10-K of Amber Resources Company of Colorado for the year ended December 31, 2007 (the "Report"):

(1) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Amber Resources Company of Colorado.



/s/ Kevin K. Nanke
Kevin K. Nanke
Chief Financial Officer

March 19, 2008

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request.